UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2004

Imperial Oil Limited

(Exact name of registrant as specified in its charter)

Canada	0-12014	98-0017682

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 St. Clair Avenue West Toronto, Ont., Canada	M5W 1K3

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 567-3776

(Former name or former address, if changed since last report)

ITEM 9.	Regulation FD Disclosure.

     On March 4, 2004, Imperial Oil Limited (the “Company”) by means of a press release disclosed information relating to Syncrude. A copy of the press release is attached as Exhibit 99.1 to this report.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL OIL LIMITED

Date: March 5, 2004	By: /s/ P. James Levins
	Name:	P. James Levins
	Title:	Director, Safety, Health and Environment

Date: March 5, 2004	By: /s/ M. Henderson
	Name:	Marilyn Henderson
	Title:	Assistant Secretary

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of the Company on March 4, 2004 disclosing information relating to Syncrude.

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